                                                                     Exhibit 3.1
                                CANADA BUSINESS
                                CORPORATIONS ACT
                                     FORM 1
                           ARTICLES OF INCORPORATION
                                  (SECTION 6)


1 - NAME OF CORPORATION

    CliniChem Development Inc.

2 - THE PLACE IN CANADA WHERE THE REGISTERED OFFICE IS TO BE SITUATED

    Metropolitan Region of Montreal, Province of Quebec.

3 - THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS
    AUTHORIZED TO ISSUE

    An unlimited number of common shares.

    THE COMMON SHARES SHALL HAVE ATTACHED THERETO THE FOLLOWING RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS:

    1 - Each common share shall entitle the holder thereof to one (1) vote at all meetings of the shareholders of the Corporation.

    2 - The holders of the common shares shall be entitled to receive during each year, as and when declared by the board of directors, dividends payable in money, property or by the issue of fully paid shares of the capital of the Corporation.

    3 - In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of the common shares shall be entitled to receive the remaining property of the Corporation.

4 - RESTRICTIONS, IF ANY, ON SHARE TRANSFERS

    No share in the share capital of the Corporation shall be transferred nor shall it be assigned without the approval of the directors certified by a resolution of the board of directors.

5 - NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIRECTORS

    A minimum of one (1) director and a maximum of fifteen (15) directors.

6 - RESTRICTIONS, IF ANY, ON BUSINESS THE CORPORATION MAY CARRY ON

    None.

7 - OTHER PROVISIONS, IF ANY

    (1) The number of the shareholders of the Corporation is limited to fifty
        (50), exclusive of present or former employees of the Corporation or of a subsidiary of the Corporation, two (2) or more persons holding one (1) or more shares jointly being counted as a single shareholder;

    (2) any distribution of securities to the public or invitation to the public to subscribe for the Corporation's securities is prohibited; and

    (3) the directors may appoint one or more directors, who shall hold office for a term expiring no later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one third ( ) of the number of directors elected at the previous annual meeting of shareholders.

8 - INCORPORATORS

    Name                      Address

    Jean Marc Huot            1155 Rene-Levesque Boulevard West
                              40th Floor
                              Montreal, Quebec
                              H3B 3V2

DATE                                        SIGNATURE
January 30, 1998
                                            _____________________
                                            Jean Marc Huot

TITLE
Incorporator

____________________________________________________________________________
                           FOR DEPARTMENTAL USE ONLY

Corporation No.                                             Filed

                                CANADA BUSINESS
                                CORPORATIONS ACT
                                     FORM 3
                         NOTICE OF REGISTERED OFFICE OR
                         NOTICE OF CHANGE OF REGISTERED
                                     OFFICE
                                  (SECTION 19)


1 - NAME OF CORPORATION

    CliniChem Development Inc.

2 - CORPORATION NO.

3 - PLACE IN CANADA WHERE THE REGISTERED OFFICE IS SITUATED

    Metropolitan Region of Montreal, Province of Quebec.

4 - ADDRESS OF THE REGISTERED OFFICE

    275 Armand-Frappier Boulevard
    Laval, Quebec
    H7V 4A7

5 - EFFECTIVE DATE OF CHANGE

    Not applicable.

6 - PREVIOUS ADDRESS OF THE REGISTERED OFFICE

    Not applicable.

DATE                    SIGNATURE

                        ______________________________
January 30, 1998        Jean Marc Huot


TITLE
Incorporator

________________________________________________________________________________
                                                         Filed

                                CANADA BUSINESS
                                CORPORATIONS ACT
                                     FORM 6
                             NOTICE OF DIRECTORS OR
                         NOTICE OF CHANGE OF DIRECTORS
                             (SECTIONS 106 AND 113)

1 - NAME OF CORPORATION

    CliniChem Development Inc.

2 - CORPORATION NO.

3 - THE FOLLOWING PERSONS BECAME DIRECTORS OF THIS CORPORATION

    Effective date:                   Not applicable.
    Name
    Residential address

    OCCUPATION
    Resident Canadian - Y/N

4 - THE FOLLOWING PERSONS CEASED TO BE DIRECTORS OF THIS CORPORATION

    Effective date:                   Not applicable.
    Name
    Residential address

5 - THE DIRECTORS OF THIS CORPORATION NOW ARE

    Name                               Jean Marc Huot

    Residential address                11 Douglas Avenue
                                       Westmount, Quebec
                                       H3Y 1V5

    OCCUPATION                         Lawyer

    Resident Canadian - Y/N            Y

DATE                                   SIGNATURE

January 30, 1998


                                       ___________________________________
                                       Jean Marc Huot
TITLE
Incorporator

_______________________________________________________________________________
                                                      Filed